Inventories (Tables)	12 Months Ended
Dec. 31, 2013
Inventory Disclosure [Abstract]
Inventories

	2013	2012	2011
Percentage of total inventories on LIFO	75%	75%	77%
Excess of FIFO over LIFO	$337,214	$357,303	$378,986
Increase (decrease) in net income due to LIFO	12,299	13,365	(62,636)
Increase (decrease) in net income per common share due to LIFO	.12	.13	(.59)